EXHIBIT 99.6

B2 - first $ loss

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CDR                                    9.12
Yield                                11.133
WAL                                   16.84
Mod Durn                               8.47
Principal Window              Oct18 - Aug34
Principal Writedown       32,140.82 (0.78%)
Total Collat Loss             42,645,363.87
(Tranche Life)                     (10.37%)
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Assumptions:
20% CPR
12 mo lag on recoveries
35% severity
Forward LIBOR
to maturity
servicer advances 100%
price = 79.176